Exhibit 99.3
Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Altria Group, Inc.
Opinions on the Financial Statements and Internal Control over Financial Reporting
We have audited the accompanying consolidated balance sheets of Altria Group, Inc. and its subsidiaries (the “Company”) as of December 31, 2019 and 2018, and the related consolidated statements of earnings (losses), comprehensive earnings (losses), stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2019, including the related notes (collectively referred to as the “consolidated financial statements”). We also have audited the Company’s internal control over financial reporting as of December 31, 2019, based on criteria established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”).
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2019, based on criteria established in Internal Control - Integrated Framework (2013) issued by the COSO.
Basis for Opinions
The Company’s management is responsible for these consolidated financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Report of Management On Internal Control Over Financial Reporting. Our responsibility is to express opinions on the Company’s consolidated financial statements and on the Company’s internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.
Our audits of the consolidated financial statements included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.
Definition and Limitations of Internal Control over Financial Reporting
A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
Critical Audit Matters
The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Tobacco and Health Litigation Provisions and Disclosures
As described in Note 19 to the consolidated financial statements, legal proceedings covering a wide range of matters are pending or threatened in various U.S. and foreign jurisdictions against the Company. Management records provisions in the consolidated financial statements for pending litigation when an unfavorable outcome is probable and the amount of the loss can be reasonably estimated. The Company’s most significant category of legal proceedings is tobacco and health litigation. The Company’s accrued liability for tobacco and health litigation was $14 million as of December 31, 2019. While it is reasonably possible that an unfavorable outcome in a case may occur, except for those cases which have been accrued for: (i) management has concluded that it is not probable that a loss has been incurred in any of the pending tobacco and health related cases; (ii) management is unable to estimate the possible loss or range of loss that could result from an unfavorable outcome in any of the pending tobacco and health related cases; and (iii) accordingly, management has not provided any amounts in the consolidated financial statements for unfavorable outcomes, if any.
The principal considerations for our determination that performing procedures relating to tobacco and health litigation provisions and disclosures is a critical audit matter are (i) there was significant judgment by management when determining if a loss for tobacco and health litigation should be recorded in the consolidated financial statements, which in turn led to a high degree of auditor judgment, subjectivity, and effort in performing procedures and evaluating audit evidence related to management’s determination of whether a loss should be recorded, and (ii) there was significant judgment by management when disclosing facts and circumstances related to the litigation, which in turn led to a high degree of auditor judgment, subjectivity, and effort in performing procedures related to the disclosures, including evaluating the audit evidence obtained related to management’s disclosures.
Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to management’s loss determination for tobacco and health litigation matters and controls over the related financial statement disclosures. These procedures also included, among others, evaluating the completeness of the Company’s description of tobacco and health litigation matters, confirming with external and internal legal counsel the likelihood of an unfavorable outcome and the extent to which a loss is estimable, evaluating the reasonableness of management’s determination regarding the likelihood of an unfavorable outcome and evaluating the sufficiency of the Company’s tobacco and health litigation disclosures.

Impairment Assessment - Investment in JUUL
As described in Notes 1, 2 and 7 to the consolidated financial statements, in December 2018, Altria Group, Inc., through a wholly-owned subsidiary, purchased shares of non-voting convertible common stock of JUUL Labs, Inc. (“JUUL”), representing a 35% economic interest, for $12.8 billion. As of December 31, 2019, the Company accounted for its investment in JUUL as an investment in an equity security. Since the JUUL shares do not have a readily determinable fair value, the Company has elected to measure its investment in JUUL at its cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar investment of the same issuer. Management reviews the investment in JUUL for impairment by performing a qualitative assessment of impairment indicators. If a qualitative assessment indicates that the Company’s investment in JUUL is impaired, a quantitative assessment is performed. If the quantitative assessment indicates the fair value of the investment is less than its carrying value, the investment is written down to its fair value. During 2019, management performed its qualitative assessment of impairment indicators for its investment in JUUL and determined that indicators of impairment existed. These indicators included recent significant adverse changes in both the e-vapor regulatory environment and the industry in which JUUL operates, as well as a significant increase in the number of legal cases pending against JUUL. Given the existence of these impairment indicators, management performed a quantitative valuation of its investment in JUUL as of December 31, 2019 and recorded a pre-tax charge of $8.6 billion, for the year ended December 31, 2019, reported as impairment of JUUL equity securities in the consolidated statement of earnings (losses). Management used an income approach to estimate the fair value of its investment in JUUL. The income approach reflects the discounting of future cash flows for the U.S. and international markets at a rate of return that incorporates the risk-free rate for the use of those funds, the expected rate of inflation and the risks associated with realizing expected future cash flows. In determining the fair value of the investment in JUUL, management made various judgments, estimates and assumptions, the most significant of which were sales volume, operating margins, discount rates, and perpetual growth rates. Future cash flows in the U.S. were based on a range of scenarios that consider various potential regulatory and market outcomes. Management made significant assumptions regarding the likelihood and extent of various potential regulatory actions, and the continued adverse public perception impacting the e-vapor category and specifically JUUL, as well as expectations of the future state of the e-vapor category.
The principal considerations for our determination that performing procedures relating to the impairment assessment of the investment in JUUL is a critical audit matter are there was significant judgment by management when determining the fair value of the investment in JUUL. This in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to management’s cash flow projections, including the range of scenarios that consider various potential regulatory and market outcomes, as well as management’s significant assumptions for volume, operating margins, discount rates, and perpetual growth rates. In addition, the audit effort involved the use of professionals with specialized skill and knowledge to assist in performing these procedures and evaluating the audit evidence obtained from these procedures.
Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to management’s determination of the fair value of the investment in JUUL. These procedures also included, among others, testing management’s process for determining the fair value estimate. Procedures related to the determination of fair value of the investment in JUUL included (i) evaluating the appropriateness of the discounted cash flow model used in the assessment, (ii) testing the completeness, accuracy, and relevance of underlying data used by management in the discounted cash flow model, (iii) evaluating the reasonableness of the range of scenarios that consider various potential regulatory and market outcomes and (iv) evaluating the reasonableness of significant assumptions used by management, including sales volume, operating margins, discount rates, and perpetual growth rates. Evaluating the reasonableness of management’s assumptions involved consideration of whether these assumptions were consistent with (i) the current and past performance of the investee, (ii) external market and industry data, and (iii) evidence obtained in other areas of the audit. Professionals with specialized skill and knowledge were used to assist in the evaluation of the Company’s discounted cash flow model and reasonableness of the discount rates.

Other Than Temporary Impairment Assessment - Investment in Anheuser-Busch InBev SA/NV (“ABI”)
As described in Notes 1, 2 and 7 to the consolidated financial statements, as of December 31, 2019, the Company had a 10.1% economic and voting interest in ABI, consisting of 185 million restricted shares of ABI and 12 million ordinary shares of ABI. Management reviews its equity investment in ABI accounted for under the equity method of accounting for impairment by comparing the fair value of its investment to its carrying value. If the carrying value of the investment exceeds its fair value and the loss in value is other than temporary, the investment is considered impaired, and reduced to fair value and the impairment is recognized in the period identified. The factors used by management to make this determination include the duration and magnitude of the fair value decline, the financial condition and near-term prospects of the investee, and the Company’s intent and ability to hold its investment in ABI until recovery. In October 2019, the fair value of the Company’s equity investment in ABI declined below its carrying value. The fair value of the Company’s equity investment in ABI at December 31, 2019 was $16.1 billion (carrying value of $18.1 billion). Based on management’s evaluation of duration and magnitude of the fair value decline, management’s evaluation of ABI’s financial condition and near-term prospects, and the Company’s intent and ability to hold its investment in ABI until recovery, management concluded that the decline in fair value of its investment in ABI below its carrying value is temporary, and, therefore, no impairment was recorded.
The principal considerations for our determination that performing procedures relating to the other than temporary impairment assessment for the investment in ABI is a critical audit matter are there was significant judgment by management when determining whether the impairment represented a temporary or other than temporary impairment. This in turn led to a high degree of auditor judgment, subjectivity, and effort in performing procedures and evaluating audit evidence relating to management’s assessment of the likelihood that the fair value of the investment in ABI will recover in the near term, as well as the Company’s intent and ability to hold the investment in ABI until recovery.
Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to management’s impairment assessment for the investment in ABI. These procedures also included, among others, evaluating management’s assessment that the loss in value was temporary including the reasonableness of management’s assessment of the likelihood that fair value of the investment in ABI will recover in the near term, as well as the Company’s intent and ability to hold the investment in ABI until recovery. Evaluating the reasonableness of management’s assessment related to the likelihood of recovery in the near term involved consideration of whether the factors in the assessment were consistent with (i) the current and past performance of the investee, (ii) external market and industry data and (iii) evidence obtained in other areas of the audit.

/s/ PricewaterhouseCoopers LLP
Richmond, Virginia
January 30, 2020

We have served as the Company’s auditor since at least 1934, which is when the Company became subject to SEC reporting requirements. We have not been able to determine the specific year we began serving as auditor of the Company.